                                                                   EXHIBIT 10.66

                                  STOCK OPTION
                       2003 EMPLOYEE STOCK INCENTIVE PLAN

      STOCK OPTION granted JULY 26, 2004, by AMR Corporation, a Delaware corporation (the "Corporation"), and FNAME LNAME, employee number 000000, an employee of the Corporation or one of its Subsidiaries or Affiliates (the "Optionee").

                              W I T N E S S E T H:

      WHEREAS, the Board of Directors of the Corporation (the "Board"), has approved the 2003 Employee Stock Incentive Plan (such plan, as may be amended from time to time, to be referenced the "2003 Plan"); and

      WHEREAS, the 2003 Plan provides for the grant of an option to purchase shares of the Corporation's Common Stock (as later defined) to those individuals selected by the Committee or, in lieu thereof, the Board of Directors of AMR Corporation (the "Board"); and

      WHEREAS, the Board has determined that the Optionee is eligible under the 2003 Plan and that it is to the advantage and interest of the Corporation to grant the option provided for herein to the Optionee as an incentive for Optionee to remain in the employ of the Corporation or one of its Subsidiaries or Affiliates, and to encourage ownership by the Optionee of the Corporation's Common Stock, $1 par value (the "Common Stock").

      NOW, THEREFORE:

      1. Option Grant. The Corporation hereby grants to the Optionee a non-qualified stock option, subject to the terms and conditions hereinafter set forth, to purchase all or any part of an aggregate of X,000 shares of Common Stock at a price of $XX.XX per share (being the fair market value of the Common Stock on the date hereof), exercisable in approximately equal installments on and after the following dates and with respect to the following number of shares of Common Stock:

     Exercisable On and After              Number of Shares
     ------------------------              ----------------
             7/26/2005                           X,000
             ---------                           -----
             7/26/2006                           X,000
             ---------                           -----
             7/26/2007                           X,000
             ---------                           -----
             7/26/2008                           X,000
             ---------                           -----
             7/26/2009                           X,000
             ---------                           -----

provided, that in no event shall this option be exercisable in whole or in part ten years from the date hereof and that the Corporation shall in no event be obligated to issue fractional shares. The right to exercise this option and to purchase the number of shares comprising each such installment shall be cumulative, and once such right has become exercisable it may be exercised in whole at any time and in part from time to time until the date of termination of the Optionee's rights hereunder.

      2. Restriction on Exercise. Notwithstanding any other provision hereof, this option shall not be exercised if at such time such exercise or the delivery of certificates representing shares of Common Stock purchased pursuant hereto shall constitute a violation of any rule of the Corporation, any provision of any applicable Federal or State statute, rule or regulation, or any rule or regulation of any securities exchange on which the Common Stock may be listed.

      3. Manner of Exercise. This option may be exercised with respect to all or any part of the shares of Common Stock then subject to such exercise pursuant to whatever procedures may be adopted by the Corporation. In the event that at the time of such exercise the shares of Common Stock as to which this option is exercisable have not been registered under the Securities Act of 1933, the Optionee will make a representation that he/she is acquiring the shares of Common Stock for investment only and not with a view to distribution. Subject to compliance by the Optionee with all the terms and conditions hereof, the Corporation or its agent shall promptly thereafter deliver to the Optionee a certificate or certificates for such shares with all requisite transfer stamps attached. (In the event of a cashless exercise, the Corporation or its agent will pay to the Optionee the appropriate cash amount, less required withholdings.)

      4. Termination of Option. This option shall terminate and may no longer be exercised if (i) the Optionee ceases to be an employee of the Corporation or one of its Subsidiaries or Affiliates; or (ii) the Optionee becomes an employee of a Subsidiary that is not wholly owned, directly or indirectly, by the Corporation; or (iii) the Optionee takes a leave of absence without reinstatement rights, unless otherwise agreed in writing between the Corporation (or one of its Subsidiaries or Affiliates) and the Optionee; except that

      (a) If the Optionee's employment by the Corporation (or any Subsidiary or Affiliate) terminates by reason of death, the vesting of the option will be accelerated and the option will remain exercisable until its expiration;

      (b) If the Optionee's employment by the Corporation (or any Subsidiary or Affiliate) terminates by reason of Disability, the option will continue to vest in accordance with its terms and may be exercised until its expiration; provided, however, that if the Optionee dies after such Disability the vesting of the option will be accelerated and the option will remain exercisable until its expiration;

      (c) Subject to Section 7(c), if the Optionee's employment by the Corporation (or any Subsidiary or Affiliate) terminates by reason of Normal or Early Retirement, the option will continue to vest in accordance with its terms and may be exercised until its expiration; provided, however, that if the Optionee dies after Retirement the vesting of the option will be accelerated and the option will remain exercisable until its expiration;

      (d) If the Optionee's employment by the Corporation (or any Subsidiary or Affiliate) is involuntarily terminated by the Corporation or a Subsidiary or Affiliate (as the case may be) without Cause, the option may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of three months from the date of such termination of employment or until the stated term of such option, whichever period is shorter; and

      (e) In the event of a Change in Control or a Potential Change in Control of the Corporation, this option shall become exercisable in accordance with the 2003 Plan, or its successor.

      5. Adjustments in Common Stock. In the event of any stock dividend, stock split, merger, consolidation, reorganization, recapitalization or other change in the corporate structure, appropriate adjustments may be made by the Board in the number of shares, class or classes of securities and the price per share.

      6. Non-Transferability of Option. Unless the Committee shall permit (on such terms and conditions as it shall establish), an option may not be transferred except by will or the laws of descent and distribution to the extent provided herein. During the lifetime of the Optionee this option may be exercised only by him or her (unless otherwise determined by the Committee).

      7.    Miscellaneous.

      (a) This option (i) shall be binding upon and inure to the benefit of any successor of the Corporation, (ii) shall be governed by the laws of the State of Texas, and any applicable laws of the United States, and (iii) may not be amended except in writing. No contract or right of employment shall be implied by this option.

      (b) If this option is assumed or a new option is substituted therefore in any corporate reorganization (including, but not limited to, any transaction of the type referred to in Section 425(a) of the Internal Revenue Code of 1986, as amended), employment by such assuming or substituting corporation or by a parent corporation or a subsidiary thereof shall be considered for all purposes of this option to be employment by the Corporation.

      (c) In the event the Optionee's employment is terminated by reason of Early or Normal Retirement and the Optionee subsequently is employed by a competitor of the Corporation, the Corporation reserves the right, upon notice to the Optionee, to declare the option forfeited and of no further validity.

      (d) In consideration of the Optionee's privilege to participate in the Plan, the Optionee agrees (i) not to disclose any trade secrets of, or other confidential/restricted information of, American Airlines, Inc. ("American") or its Affiliates to any unauthorized party and (ii) not to make any unauthorized use of such trade secrets or confidential or restricted information during his or her employment with American or its Affiliates or after such employment is terminated, and (iii) not to solicit any then current employees of American or any other subsidiaries of the Corporation to join the Optionee at his or her new place of employment after his or her employment with American or its Affiliates is terminated.

      8. Securities Law Requirements. The Corporation shall not be required to issue shares upon the exercise of this option unless and until (a) such shares have been duly listed upon each stock exchange on which the Corporation's Stock is then registered and (b) a registration statement under the Securities Act of 1933 with respect to such shares is then effective.

      The Board may require the Optionee to furnish to the Corporation, prior to the issuance of any shares of Stock in connection with the exercise of this option, an agreement, in such form as the Board may from time to time deem appropriate, in which the Optionee represents that the shares acquired by him upon such exercise are being acquired for investment and not with a view to the sale or distribution thereof.

      9. Option Subject to 2003 Plan. This option shall be subject to all the terms and provisions of the 2003 Plan and the Optionee shall abide by and be bound by all rules, regulations and determinations of the Board now or hereafter made in connection with the administration of the 2003 Plan. Capitalized terms not otherwise defined herein shall have the meanings set forth for such terms in the 2003 Plan.

IN WITNESS WHEREOF, the Corporation has executed this Stock Option as of the day and year first above written.

                                           AMR Corporation

------------------------------        ----------------------------
Optionee                                   Charles D. MarLett
                                           Corporate Secretary